Filed Pursuant to Rule 497
1933 Act File No. 333-141421
1940 Act File No. 811-22038

Bear Stearns Active ETF Trust

Supplement dated June 11, 2008
to the Prospectus
dated March 10, 2008

JPMorgan Chase Acquires Bear Stearns

JPMorgan Chase & Co. (“JPMC”) announced on May 31, 2008 that it completed its acquisition of The Bear Stearns Companies Inc. (“Bear Stearns”) on May 30, 2008. Bear Stearns Asset Management Inc. (“BSAM”), the investment adviser to the Bear Stearns Current Yield Fund (the “Fund”), was a subsidiary of Bear Stearns. Management representatives of JPMC, the corporate parent of the Fund’s investment adviser, have asked the Board of Trustees of the Fund to consider strategic alternatives for the future of the Fund. JPMC has indicated that it does not intend to retain the Fund’s current portfolio manager beyond September 30, 2008, at which time a fixed income team at JPMorgan Asset Management would become responsible for the Fund’s day-to-day portfolio operations. The Board is considering the alternatives and what action, if any, to take.

The date of this Supplement is June 11, 2008.

Please retain this Supplement for future reference.